UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 24, 2006

Sunrise Real Estate Development Group, Inc.

(Exact name of registrant as specified in its charter)

Texas	000-32585	75-2513701

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 701, No. 333 Zhaojiabang Road Shanghai, Peoples Republic of China

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 86 21 6422 0505

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On March 23rd, 2006, at the meeting of the board of directors of the company, Ms. Wang Jun-Li was appointed as the board secretary of the company and Ms. Wang Jun-Li accepted the appointment on April 24th, 2006.

Signature

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sunrise Real Estate Development Group, Inc.
(Registrant)

Date: April 24, 2006	By:	/s/ Chi-Jung Lin

Lin, Chi-Jung
President and Chief Executive Officer